FARMER BROTHERS INVESTOR PRESENTATION MARCH 18, 2019 1

UNDERSTANDING, LEADING, BUILDING & WINNING IN THE BUSINESS OF COFFEE FARMER BROTHERS 2

WE ARE A COFFEE COMPANY DESIGNED TO DELIVER THE COFFEE PEOPLE WANT, THE WAY THEY WANT IT. 3

We have transformed from a 100-year-old coffee company to a growing and successful forward-thinking industry leader, championing coffee culture. 4

3 Year (Unaudited) FY 2015 FY 20181 CAGR2 COFFEE VOLUME 87,685,000 107,429,000 7.0% (In Pounds) NET SALES $545.9 $606.5 3.6% (In Millions) 3,4 ADJUSTED EBITDA $30.9 $47.6 15.5% (In Millions) NOTE 1. Includes Boyd Coffee business, acquired in October 2017. 2. Represents the compound annual growth rate over the period from June 30, 2015 to June 30, 2018. 3. Adjusted EBITDA is a non-GAAP financial measure and is unaudited; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included in the appendix. 4. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 5

INVESTMENT HIGHLIGHTS

MARKET OPPORTUNITY

A significant opportunity to expand market share in the $76B coffee industry growing at 3-5% annually

INDUSTRY LEADERSHIP

Purposeful leadership in sustainability, ethical sourcing and waste elimination creates superior customer offerings

COMPREHENSIVE CAPABILITIES

A business model designed to effectively and efficiently deliver across all stages of the coffee business

CAPACITY TO GROW

Continued focus on leveraging investment in state-of-the-art Northlake facility, creating significant opportunities for customer acquisition and sustainable long-term growth

CASH FLOW

Balancing top-line growth with increased operating leverage generates potential for strong free cash flow

ENHANCED DSD NETWORK

Sales channel investments and route & branch optimization efforts designed to drive increased efficiencies and ability to capture national accounts

BOYD'S INTEGRATION

Successfully completed Boyd's integration work and remain on track to deliver forecasted synergies

M&A GROWTH

Well-positioned to pursue growth through additional opportunistic M&A

NOTE
Please see appendix for sources.

6

UNDERSTANDING THE BUSINESS OF COFFEE 7

UNDERSTANDING The days of a The days of a single-origin cup of joe in pour-over the morning anytime, are over. everywhere are here. 8

UNDERSTANDING COFFEE IS A DYNAMIC CATEGORY DRIVEN BY INNOVATION AND CHANGING CONSUMER DEMANDS. VOLUME QUALITY INNOVATION Specialty coffee currently Product, technology and A $76B industry with an accounts for 25% of the experience innovation are driving annual growth rate of 3-5%. market. It is growing and consumption. Cold Brew and Nitro commands a high price point. didn't exist in a meaningful way just three years ago. NOTE Please see appendix for sources. 9

UNDERSTANDING TRENDS IMPORTANT TRENDS IMPORTANT TO US RIGHT NOW TO OUR FUTURE Sourcing Sourcing Sustainability and origin stories are 100% sustainably sourced coffee will be expected. influencing purchasing decisions. Drinking Drinking Understanding of the health benefits of coffee Coffee is now consumed across wider dayparts. continue to expand. Product Innovation Product Innovation Millennials and Gen Xers now prefer gourmet, Cold and frozen-format coffee is forecasted to grow specialty and espresso-based coffee and in 12.5% between 2016-2021. different formats. NOTE Please see appendix for sources. 10

UNDERSTANDING MARKET SHARE OVERVIEW By revenue, Farmer Brothers accounts for less than 1% of the U.S. coffee market MARKET CONSOLIDATION IS UNDERWAY "Significant consolidation lies ahead in the coffee industry." - James Watson, Rabobank NOTE Please see appendix for sources. 11

UNDERSTANDING COFFEE ROASTERS WE COMPETE AGAINST NOTE Company logos not owned by Farmer Brothers. 12

LEADING IN THE BUSINESS OF COFFEE 13

LEADING We are …in all facets experts in of coffee coffee... 14

LEADING INDUSTRY-LEADING EXPERTISE Sourcing Hedging Roasting Direct Ship Turnkey Service Sourcing in 28 Industry-leading Experienced team Trusted Deep expertise as countries, hedging of more than 10 partnerships with total-solution including six program, and highly-skilled, recognized global provider, including with direct trade advisor to large qualified roasters and national set-up, equipment, relationships, sophisticated with operations in brands supplies and efficiently delivering customers three SQF- service coffee across all certified roasting quality levels facilities 15

LEADING PURPOSEFUL LEADERSHIP Industry Ethical Sourcing Sustainability Eliminating Waste Founding member of Longstanding direct trade Award-winning sustainability Driving towards zero- World Coffee Research relationships and innovative program with science-based waste status in roasting partnerships carbon reduction goals and distribution facilities 16

BUILDING IN THE BUSINESS OF COFFEE 17

BUILDING We are built …and prepared for growth... for change. 18

BUILDING Farmer Brothers' transformation and modernization journey Capacity & Roasting Portfolio Customers Commerce Logistics Organization 19

BUILDING CAPACITY & ROASTING THEN NOW NEXT Three facilities with limited ability to Following successful integration, Continuing to ramp up production meet the changing needs of coffee produce 100% of Boyd’s SKUs in our at flagship plant throughout FY consumers three Farmer Brothers facilities, which 2019 have a total potential capacity of 200+ million lbs. of coffee per year1 NOTE 1. Additional capital could be required to grow capacity to 200+ million lbs. of coffee per year 20

BUILDING PORTFOLIO THEN NOW NEXT Primarily traditional coffee products Full and focused portfolio with Greater traction for premium and with limited premium products growth in premium and specialty specialty brands and high-growth categories along with a presence innovative segments in select adjacent beverage categories 21

BUILDING CUSTOMERS THEN NOW NEXT Customer profile heavily weighted Profitable legacy customers Deliver increased ROI and towards offices, truck stops and demanding premium coffee profitability through winning restaurants demanding traditional medium to large customer quality coffee accounts and opportunistic M&A Partnerships with sophisticated global and national brands 22

BUILDING COMMERCE THEN NOW NEXT Legacy local sales network with Optimizing DSD sales Drive sales growth through geographical focus and limited capabilities by realigning sales roastery direct ship1 and third- expertise in designing sales solutions network to utilize channel party distributors by type of customer expertise to drive sales growth To date, successfully consolidated nationally and increasing 60 routes presence with new street sales team resources, in addition to branch and route optimization NOTE 1. Direct ship to customers by third-party carrier 23

BUILDING LOGISTICS THEN NOW NEXT Owned fleet of long-haul and delivery Outsourced long-haul to 3PL and Deliver efficiency through trucks moving product along the implemented fleet management technology network one step at a time for a more efficient distribution network 24

BUILDING ORGANIZATION THEN NOW NEXT Legacy management steeped in Experienced senior leadership team Optimize M&A integration traditional coffee business capabilities across all functional teams In-house sustainability and M&A expertise Elevate roastery direct capabilities Infused culture with vibrant talent resulting from move of headquarters 25

WINNING IN THE BUSINESS OF COFFEE 26

WINNING We are positioned to WIN AND GROW 27

WINNING 1 2 3 MORE COFFEE BETTER COFFEE NEW COFFEE Win more large, national Leverage market shift to Expand trend-relevant accounts premium and specialty coffee portfolio to meet consumer needs Expand roastery direct Produce highest quality coffee (e.g., Cold Brew, Shelf- and third-party at new flagship facility stable, Frozen) distribution delivery channels Consistent investment in state-of-the art equipment Maximize DSD Growth for customers to deliver on trends Pursue opportunistic M&A to deliver aligned brands, customers and innovation 28

WINNING

INVESTMENT HIGHLIGHTS

MARKET OPPORTUNITY

A significant opportunity to expand market share in the $76B coffee industry growing at 3-5% annually

INDUSTRY LEADERSHIP

Purposeful leadership in sustainability, ethical sourcing and waste elimination creates superior customer offerings

COMPREHENSIVE CAPABILITIES

A business model designed to effectively and efficiently deliver across all stages of the coffee business

CAPACITY TO GROW

Continued focus on leveraging investment in state-of-the-art Northlake facility, creating significant opportunities for customer acquisition and sustainable long-term growth

CASH FLOW

Balancing top-line growth with increased operating leverage generates potential for strong free cash flow

ENHANCED DSD NETWORK

Sales channel investments and route & branch optimization efforts designed to drive increased efficiencies and ability to capture national accounts

BOYD'S INTEGRATION

Successfully completed Boyd's integration work and remain on track to deliver forecasted synergies

M&A GROWTH

Well-positioned to pursue growth through additional opportunistic M&A

NOTE
Please see appendix for sources.

29

RETROSPECTIVELY ADJUSTED HISTORICAL FINANCIAL RESULTS 30

CHANGES IN ACCOUNTING PRINCIPLES AND CORRECTIONS TO PREVIOUSLY ISSUED FINANCIAL STATEMENTS: ADJUSTED EBITDA1 (Unaudited) (In thousands) FY 2015 FY 2016 FY 2017 FY 20182 Retrospectively As $30,908 $31,017 $42,985 $47,562 Adjusted Reported As Previously $41,268 $41,386 $45,973 NA Reported Difference ($10,360) ($10,369) ($2,988) NA Prior year periods have been retrospectively adjusted in our FY 2018 Form 10-K to reflect the impact of the following changes in accounting principles and corrections to previously issued financial statements: • Change in Method of Accounting from LIFO to FIFO - We changed our method of accounting for our coffee, tea and culinary products from the LIFO basis to the FIFO basis. • Change in Accounting Principle for Freight and Warehousing Costs - We implemented a change in accounting principle for freight costs incurred to transfer goods from a distribution center to a branch warehouse and warehousing overhead costs incurred to store and ready goods prior to their sale, from expensing such costs as incurred within selling expenses to capitalizing such costs as inventory and expensing through cost of goods sold. • Reclassification and Capitalization of Allied Freight, Overhead Variances and Purchase Price Variances - We made certain corrections to our consolidated financial statements to reclassify and capitalize to inventory allied freight previously expensed as incurred in selling expenses, and to capitalize to inventory overhead variances and purchase price variances associated with allied product lines previously expensed as incurred in cost of goods sold. Prior year periods in our FY 2018 Form 10-K do not reflect the retrospective application of certain new accounting principles adopted by the Company in FY 2019. 1. Adjusted EBITDA is a non-GAAP financial measure and is unaudited; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included in the appendix. 2. Includes Boyd Coffee business acquired in October 2017. 31

CHANGES IN ACCOUNTING PRINCIPLES AND CORRECTIONS TO PREVIOUSLY ISSUED FINANCIAL STATEMENTS: GROSS MARGIN (Unaudited) GROSS MARGIN FY 2015 FY 2016 FY 2017 FY 2018 Retrospectively As 29.2% 31.4% 34.5% 34.1% Adjusted Reported As Previously 36.1% 38.3% 39.5% NA Reported Difference -6.9% -6.9% -5.0% NA Capitalization -1.9% -1.9% -0.6% NA Impact Reclassification -5.0% -4.9% -4.4% NA Impact Difference -6.9% -6.9% -5.0% NA • The changes in accounting principles and corrections to previously issued financial statements in our FY 2018 Form 10-K reduced gross margin on average by 630 bps over FY 2015 to FY 2017. • The reclassification impact for freight costs incurred to transfer goods from a distribution center to a branch warehouse and warehousing overhead costs incurred to store and ready goods prior to their sale and the reclassification of allied freight averaged 480bps over FY 2015 to FY 2017. • The capitalization impact for all changes and corrections in our FY 2018 Form 10-K averaged 150bps over FY 2015 to FY 2017. 32

CHANGES IN ACCOUNTING PRINCIPLES AND CORRECTIONS TO PREVIOUSLY ISSUED FINANCIAL STATEMENTS: OPERATING EXPENSES (Unaudited) OPERATING EXPENSES FY 2015 FY 2016 FY 2017 FY 2018 (In thousands) Retrospectively $166,705 $173,358 $147,700 As Reported $205,919 Adjusted As Previously $193,752 $200,296 $171,569 NA Reported Difference ($27,047) ($26,938) ($23,869) NA OPERATING EXPENSE % OF 2015 2016 2017 2018 SALES Retrospectively 30.5% 31.8% 27.3% As Reported 33.9% Adjusted As Previously 35.5% 36.8% 31.7% NA Reported Difference -5.0% -4.9% -4.4% NA • The change in accounting principle for freight and warehousing costs and the reclassification of allied freight costs reduced operating expenses between $23.9M to $27.0M over FY 2015 to FY 2017, and 440bps to 500bps, and accordingly reduced gross margin for the reclassification of these expenses as a component of inventory and cost of sales. 33

APPENDIX 34

APPENDIX 1 1 1 1 (Unaudited) FY 2015 FY 2016 FY 2017 FY 2018 NET SALES $545,882 $544,382 $541,500 $606,544 (In Thousands) GROSS MARGIN2 29.2% 31.4% 34.5% 34.1% ADJUSTED EBITDA2,3 (In Thousands) $30,908 $31,017 $42,985 $47,562 COFFEE VOLUME (GREEN) 87,685 90,669 95,499 107,429 (Pounds In Thousands) COFFEE VOLUME GROWTH 0.8% 3.4% 5.3% 12.5% 1. Fiscal year ending June 30. 2. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 3. Adjusted EBITDA is a non-GAAP financial measure and is unaudited; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included in the appendix. 35

APPENDIXAPENDIX RECONCILIATION OF ADJUSTED EBITDA TO GAAP (Unaudited) YEAR ENDED JUNE 30 SIX MONTHS ENDED DECEMBER 31 (IN THOUSANDS) 20151 20161 20171 2018 2017 2018 NET (LOSS) INCOME, AS REPORTED $(9,708) $71,791 $22,551 $(18,280) $(16,220) $(13,086) INCOME TAX EXPENSE (BENEFIT) 402 (72,239) 14,815 17,312 17,380 (4,012) INTEREST EXPENSE2 769 425 2,185 3,177 1,384 2,938 INCOME FROM SHORT-TERM INVESTMENTS (1,251) (2,204) (1,853) (19) - - DEPRECIATION AND AMORTIZATION EXPENSE 24,179 20,774 30,464 15,330 15,630 22,970 ESOP AND SHARE-BASED COMPENSATION EXPENSE 5,691 4,342 3,959 3,822 1,844 1,857 RESTRUCTURING AND OTHER TRANSITION EXPENSES3 10,432 16,533 11,016 662 259 4,674 NET GAIN FROM SALE OF TORRANCE FACILITY - - - - - (37,449) NET GAINS FROM SALE OF SPICE ASSETS - (5,603) (919) (770) (545) (390) NET LOSSES (GAINS) FROM SALES OF OTHER ASSETS 394 (2,802) (1,210) (196) 144 1,113 NON-RECURRING 2016 PROXY CONTEST-RELATED - - 5,186 - EXPENSES - - IMPAIRMENT LOSSES ON INTANGIBLE ASSETS - - - 3,820 - - ACQUISITION AND INTEGRATION COSTS4 - - 1,734 7,570 3,382 3,738 PENSION SETTLEMENT CHARGE5 - - - - - 10,948 ADJUSTED EBITDA $30,908 $31,017 $42.985 $47,562 $22,958 $23,410 ADJUSTED EBITDA MARGIN 5.7% 5.7% 7.9% 7.8% 7.7% 7.6% NOTE 1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 2. Excludes interest expense of $3.3 million in the six months ended December 31, 2018, resulting from the adoption of ASU 20 17-07. Beginning in the first quarter of fiscal 2019, for purposes of calculating Adjusted EBITDA and Adjusted EBITDA Margin, we have excluded the impact of interest expense resulting from the adoption of ASU 2017-07 because such interest expense is not reflective of our ongoing operating results. 3. In the six months ended December 31, 2018, includes $3.4 million, including interest, assessed by the WC Pension Trust rep resenting the Company’s share of the WCTPP unfunded benefits due to the Company’s partial withdrawal from the WCTPP as a result of employment actions taken by the Company in 201 6 in connection with the Corporate Relocation Plan, net of payments of $0.8 million in the six months ended December 31, 2018. 4. Beginning in fiscal 2017, we modified the calculation of Adjusted EBITDA and Adjusted EBITDA Margin to exclude acquisition and integration costs. We have not adjusted the historical presentation of Adjusted EBITDA and Adjusted EBITDA Margin because acquisition and integration costs in prior periods were not material to the Company’s results of operations. 5. In the second quarter of fiscal 2019, we modified the calculation of Adjusted EBITDA and Adjusted EBITDA Margin to exclude a non-cash pretax pension settlement charge resulting from the amendment and termination of the Farmer Bros. Pension Plan for Salaried Employees effective December 1, 2018. This m odification to our non-GAAP financial measures was made because such expenses are not reflective of our ongoing operating results and adjusting for them will help investors wit h comparability of our results. 36

APPENDIX IMPROVING WORKING CAPITAL (as of Feb. 28, 2019) WORKING CAPITAL 200,000 Reduced inventory levels and accounts receivable balances, allowing us to improve working capital and 180,000 reduce debt 160,000 140,000 $115,540 $110,176 120,000 $115,572 Inventory levels declined by $5.4m from Dec. 31, 2018 $104,431 100,000 $78,124 80,000 $73,860 $54,135 60,000 $56,603 Accounts receivable balances declined by $10.3m from Dec. 31, 2018 40,000 $79,450 $69,164 $58,498 $62,504 20,000 - Accounts payable balances declined by $24.0m from Jun 30 2018 Sept 30, 2018 Dec 31. 2018 Feb 28, 2019 Dec. 31, 2018 Accounts receivable, net Inventories Accounts payable Debt under our revolving credit facility at March 15, 2019 Jan 31, 2019 Mar 15, 2019 was $130m, declining by $10m since January 31, 2019 Borrowings under revolving credit facility 140,000 130,000 We expect further reductions in inventory levels, accounts receivables, and debt throughout the remainder of our current fiscal year © 2019 Farmer Brothers – Confidential Information 37

APPENDIX FARMER BROS. CO. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited) As of June 30, 2018 June 30, 20171 December 31, 2018 Assets Current assets: Cash and cash equivalents $ 2,438 $ 6,241 $ 13,333 Short-term investments — 368 - Accounts and notes receivable 58,498 46,446 79,450 Inventories 104,431 79,790 115,540 Prepaid expenses 7,842 7,540 7,335 Other assets 305 318 324 Total current assets 173,514 140,703 215,982 Property, plant and equipment, net 186,589 176,066 193,626 Goodwill 36,224 10,996 36,224 Intangible assets, net 31,515 18,618 30,179 Other assets 8,381 6,837 8,703 Deferred income taxes 39,308 53,933 43,343 Total assets $ 475,531 $ 407,153 $ 528,057 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 56,603 $ 39,784 $ 78,124 Accrued payroll expenses 17,918 17,345 17,176 Short-term borrowings under revolving credit facility 89,787 27,621 - Short-term obligations under capital leases 190 958 103 Short-term derivative liabilities 3,300 1,857 4,201 Other current liabilities 10,659 9,702 8,448 Total current liabilities 178,457 97,267 108,052 Accrued pension liabilities 40,380 51,281 47,593 Long-term borrowings under revolving credit facility 130,000 Accrued postretirement benefits 20,473 19,788 18,336 Accrued workers’ compensation liabilities 5,354 7,548 4,938 Other long-term liabilities 1,812 1,717 813 Total liabilities $ 246,476 $ 177,601 $ 309,732 Total stockholders’ equity $ 229,055 $ 229,552 $ 218,325 Total liabilities and stockholders’ equity $ 475,531 $ 407,153 $ 528,057 1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 38

APPENDIX FARMER BROS. CO. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except share and per share data) (Unaudited) Year Ended June 30, 2018 20171 20161 Net sales $ 606,544 $ 541,500 $ 544,382 Cost of goods sold 399,502 354,622 373,214 Gross profit 207,042 186,878 171,168 Selling expenses 154,539 133,329 123,260 General and administrative expenses 47,863 42,933 41,970 Restructuring and other transition expenses 662 11,016 16,533 Net gain from sale of Torrance Facility — (37,449) — Other operating expenses 2,854 (2,129) (8,405) Operating expenses 205,918 147,700 173,358 Income (loss) from operations 1,124 39,178 (2,190) Total other (expense) income (2,092) (1,812) 1,742 (loss) income before taxes (968) 37,366 (448) Income tax expense (benefit) 17,312 14,815 (72,239) Net income (loss) $ (18,280) $ 22,551 $ 71,791 Less: Cumulative preferred dividends, undeclared and unpaid 389 - - Net (loss) income available to common stockholders $ (18,669) $ 22,551 $ 71,791 Net (loss) income available to common stockholders per common share - Basic $ (1.11) $ 1.35 $ 4.35 Net (loss) income available to common stockholders per common share - diluted $ (1.11) $ 1.35 $ 4.32 Weighted average common shares outstanding—basic 16,815,020 16,668,745 16,502,523 Weighted average common shares outstanding—diluted 16,815,020 16,785,752 16,627,402 1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 39

APPENDIX FARMER BROS. CO. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except share and per share data) (Unaudited) Three Months Ended December 31, Six Months Ended December 31, 2018 20171 2018 20171 Net sales $ 159,773 $ 167,366 $ 307,213 $ 299,079 Cost of goods sold 106,529 111,089 205,734 196,719 Gross profit 53,244 56,277 101,479 102,360 Selling expenses 39,591 42,127 76,901 74,984 General and administrative expenses 12,140 14,305 20,757 25,664 Restructuring and other transition expenses 207 139 4,674 259 Other operating expenses 804 (304) 723 (401) Operating expenses 52,742 56,267 103,055 100,506 Income (loss) from operations 502 10 (1,576) 1,854 Total other expense (13,327) (282) (15,522) (694) (loss) income before taxes (12,825) (272) (17,098) 1,160 Income tax (benefit) expense (2,725) 16,788 (4,012) 17,380 Net loss $ (10,100) $ (17,060) $ (13,086) $ (16,220) Less: Cumulative preferred dividends, undeclared and unpaid 134 129 266 129 Net loss available to common stockholders $ (10,234) $ (17,189) $ (13,352) $ (16,349) Net loss available to common stockholders per common share - $ (0.60) $ (1.03) $ (0.79) $ (0.98) Basic Net loss available to common stockholders per common share - $ (0.60) $ (1.03) $ (0.79) $ (0.98) diluted Weighted average common shares outstanding—basic 16,985,157 16,723,498 16,971,995 16,711,660 Weighted average common shares outstanding—diluted 16,985,157 16,723,498 16,971,995 16,711,660 1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 40

APPENDIX FARMER BROS. CO. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited) Year Ended June 30, 2018 20171 20161 Cash flows from operating activities: Net (loss) income $ (18,280) $ 22,551 $ 71,791 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization 30,464 22,970 20,774 Other Non-Cash 24,325 (16,875) (62,709) Change in operating assets and liabilities: Change in operating assets (19,753) 17,383 6,523 Change in operating liabilities (7,811) (3,917) (8,751) Net cash provided by operating activities $ 8,855 $ 42,112 $ 27,628 Cash flows from investing activities: Acquisitions of businesses, net of cash acquired $ (39,608) $ (25,853) $ — Purchases of property, plant and equipment (35,443) (45,195) (31,050) Purchases of assets for construction of New Facility (1,577) (39,754) (19,426) Proceeds from sales of property, plant and equipment 1,988 4,078 10,946 Net cash used in investing activities $ (74,640) $ (106,724) $ (39,530) Cash flows from financing activities: Proceeds from revolving credit facility $ 85,315 $ 77,985 $ 405 Repayments on revolving credit facility (23,149) (50,473) (374) Proceeds from sale-leaseback financing obligation — 42,455 — Proceeds from New Facility lease financing obligation — 16,346 19,426 Repayments of New Facility lease financing — (35,772) — Payments of capital lease obligations (947) (1,433) (3,147) Other financing activities 763 650 1,527 Net cash provided by financing activities $ 61,982 $ 49,758 $ 17,837 Net (decrease) increase in cash and cash equivalents $ (3,803) $ (14,854) $ 5,935 Cash and cash equivalents at beginning of year 6,241 21,095 15,160 Cash and cash equivalents at end of year $ 2,438 $ 6,241 $ 21,095 1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 41

APPENDIX FARMER BROS. CO. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited) Six Months Ended December 31, 2018 20171 Cash flows from operating activities: Net loss $ (13,086) $ (16,220) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 15,630 15,330 Other Non-Cash 20,562 16,443 Change in operating assets and liabilities: Change in operating assets (32,644) (14,244) Change in operating liabilities 3,892 (2,842) Net cash used in operating activities $ (5,646) $ (1,533) Cash flows from investing activities: Acquisition of businesses, net of cash acquired $ — $ (39,608) Purchases of property, plant and equipment (23,120) (14,672) Purchases of assets for construction of New Facility — (1,577) Proceeds from sales of property, plant and equipment 105 85 Net cash used in investing activities $ (23,015) $ (55,772) Cash flows from financing activities: Proceeds from revolving credit facility $ 40,642 $ 69,758 Repayments on revolving credit facility (429) (12,949) Payments of capital lease obligations (137) (591) Payment of financing costs (1,027) (365) Proceeds from stock option exercises 507 625 Net cash provided by financing activities $ 39,556 $ 56,478 Net increase (decrease) in cash and cash equivalents $ 10,895 $ (827) Cash and cash equivalents at beginning of period 2,438 6,241 Cash and cash equivalents at end of period $ 13,333 $ 5,414 1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 42

APPENDIX SOURCES Page 6, 9 & 29 Page 10 Page 11 Industry Volume & Growth Cold & Frozen Format Growth Market Consolidation Technomic AFH Beverage Study NCA: National Coffee Drinking James Watson, Coffee Consolidation 2016 RSE, 2014-2016 CAGR Trends 2017; Technomic AFH Accelerates (2017), Rabobank, Beverage Study 2016 RSE, 2014- available at Specialty Coffee Growth 2016; Doing well by doing good http://research.rabobank.com/far/en/se Nielsen XAOC latest 52 weeks Nielsen 2014 ctors/beverages/Coffee_Consolidation WE 1/27/18 _Accelerates.html 43

APPENDIX FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward- looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward looking statements include, but are not limited to, the success of our corporate relocation plan, the timing and success of our DSD restructuring plan, the Company’s success in consummating acquisitions and integrating acquired businesses, the impact of capital improvement projects, the adequacy and availability of capital resources to fund the Company’s existing and planned business operations and the Company’s capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the ability of the Company to retain and/or attract qualified employees, the success of the Company’s adaptation to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in this presentation and other factors described from time to time in our filings with the SEC. The results of operations for the three and six months ended December 31, 2018 are not necessarily indicative of the results that may be expected for any future period. 44

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